

Jetsen Announcement

January 31, 2017

Forward Looking Statements

The information provided in this presentation includes forward-looking statements that involve risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe Avid's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "estimate," "anticipate" or other comparable terms. All statements in this presentation that are not based on historical fact are "forward-looking statements." Forward-looking statements include but are not limited to: the anticipated benefits of the planned alliance with Jetsen, including the planned equity investment; estimated synergies; expected growth of revenues and cash; the effects of the transactions described in this presentation on future financial and operating results; and other statements that are not historical facts. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: Avid's ability to accelerate growth of its Cloud-enabled Avid Everywhere platform and solution suites based on its agreements with Jetsen; risks related to the disruption of Avid's existing operations in Greater China; the risk that Avid may fail to realize the benefits expected from the alliance; the risk that Avid's existing resellers in Greater China will react negatively to the announcement of the transactions; the risk that the investment of Jetsen in Avid may not receive regulatory approval or may not close for other reasons; the risk that the alliance may not progress as anticipated; the risk that the announcement of the transactions described in this presentation could have adverse effects on the market price of Avid's common stock and the risk that the announcement of the alliance could have an adverse effect on Avid's operating results and businesses generally. The risks included above are not exhaustive. Other factors that could adversely affect Avid's business and prospects are described in the filings made by Avid with the SEC. Avid expressly disclaims any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Jetsen Partnership to Drive Growth in Greater China

Agreement guarantees long-term growth for Greater China

- Minimum ~15% annual growth and total contract value of >$75M in first three years
- Annualized operating cost savings of ~$3M

Jetsen provides broader market access including Cloud entry

- Leading provider of technology solutions to major media companies in Greater China (CCTV, Alibaba Pictures, etc.)
- Significant investment made in Cloud capabilities

Strategic equity investment strengthens balance sheet

- Jetsen investment of $18.1M strengthens the balance sheet
- Dilution reduces as stock price appreciates before closing

Partnership reaffirms Avid's transformation and growth plans

- Contributes to more stable and clear financial expression
- Expands Avid's presence and accelerates growth of the Cloud-enabled Avid Everywhere platform in Greater China

Beijing Jetsen Technology Co. Ltd At-A-Glance

Company Overview

Year Founded:	2006
Headquarters:	Beijing, China
Listing:	Shenzhen Stock Exchange
Employees:	1,443
Market Cap:	$3.8B
Stock Performance:	~8X increase since IPO in 2011

Business Description

- Long-standing partner and leading reseller of Avid solutions in Greater China
- Designs, develops and implements integrated audio and video solutions to the radio, film, television, defense, research, government and health industries
- Provides media asset management systems, information security systems, non-linear editing systems, integrated network solutions, and station monitoring and surveillance solutions

P&L Performance



$500M
$400M
$300M
$200M
$100M
$0M
2011
2012
2013
2014
2015
LTM-Q3'16
Revenue
EBITDA

Representative Clients

China Central Television

Zhejiang Television

Hunan Television

Alibaba Pictures

Shanghai Media Group

2016 Investment Activity

Date	Target	Stake	Size ($M)
Sep-16	Star Era Media Company	35%	$110
Apr-16	V&P Media Co.	20%	$32
Apr-16	Shiyou Technology Co.	19%	$3
Mar-16	Star Era Media Company	25%	$81
Mar-16	China Digital Video Cloud Co.	17%	$9
Mar-16	Beijing Zhongxi Heli Cultural Media Co.	30%	$57
Feb-16	Auro Technologies NV	20%	$28

Sources: Capital IQ; Company Website. Market data updated January 26, 2017.

Greater China Go-To-Market Alliance

Key Commercial Terms

- 5-year exclusive master distributor agreement
- Guarantees ~15% annual growth in Greater China, with total contract value of >$75M, for first 3 years
- Minimum quarterly cash payments
- Jetsen assumes responsibility for Avid's activities in the territory – representing a potential annual cost savings to Avid of ~$3M
- Agreement covers Greater China, including Mainland China, Hong Kong, Taiwan and Macau


Jetsen
捷成世纪

Strategic Investment

Key Investment Terms

- Jetsen to invest $18.1M for a minority equity stake in Avid
- The number of shares issued to Jetsen will be determined by dividing the purchase price by the volume-weighted average market price of Avid shares for the 30 days leading up to the date closing
  - Number of shares issued is subject to a collar, such that the shares issued will not exceed 9.9%, or be less than 5.0%, of pro forma shares outstanding
- Closing expected by end of Q2-17 (pending government approvals)
- Jetsen representative will hold one observer seat on Avid's board of directors (non-voting)

Strategic and Agreement Highlights

Greater China is a very large and growing market for media technology, but increasingly complex to do business in

- Broadcast and post production is a $1.5B market anticipated to grow 15% annually through 2020
- Difficult to do business without a local partner; growing competition from domestic suppliers

Alliance with Jetsen, a leading reseller of Avid solutions, provides expeditious path to accelerate growth of Cloud-enabled Avid Everywhere platform in the region

- Local partner facilitates penetration into large accounts and ability to host Cloud services
- Jetsen has demonstrated elite reseller capabilities with rapid growth in the region

Agreement guarantees double-digit annualized revenue growth

- Guarantees Avid ~15% annual growth in Greater China, with a total contract value of >$75M, for the first 3 years
- Drives growth and reduces Avid's operating costs in the region by ~$3M

Equity infusion strengthens balance sheet as Avid prepares for growth phase

- $18.1M investment expected to close by end of Q2-17
- Favorable variable based pricing mechanism limits dilution

Transformation on Track for Completion by Q2 2017

DEFINING EVENTS	Completion of roll-off of non-market products	Completion of the defined cost optimization projects	End of amortization of pre-2011 deferred revenue in all material respects
PRODUCT STRATEGY	Launch the platform	Add apps (both internal and external)	Full Cloud and enterprise pricing
ECONOMIC MODEL	Add growth and recurring elements	Remove noise from the system	More stable and clear

Outline denotes elements of the transformation directly supported by the agreement with Jetsen

Avid Everywhere Strategy


Comprehensive Global Distribution
Category-leading Brands
Pro Tools
Media Composer
iNEWS
Interplay
NEXIS
Avid MediaCentral Platform
Common User Experience
IOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Telestration
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Small Workgroup Storage
Facility Class Storage
Enterprise Class Storage
Common Services
Common Engines
Tier 1
Tier 2
Tier 3
$20B addressable
$8B addressable
$54B Total Market
Up Sell
Cross-Sell

Jetsen Agreement

Market Expansion

- Empower Jetsen as the exclusive distributor of Avid Everywhere in Greater China
- Leverage go-to-market capabilities of Jetsen
- Expand wallet share in existing accounts and access new customers

New Revenue Streams

- Accelerate growth of Cloud-enabled Avid Everywhere platform and solution suites in Greater China
- Offer new products and services with flexible deployment models, licensing options and commercial structures

Lower Costs

- Reduce go-to-market cost structure and grow more profitably in the region
- Launch new products and services faster and more cost effectively

Jetsen Partnership to Drive Growth in Greater China

Agreement guarantees long-term growth for Greater China

- Minimum ~15% annual growth and total contract value of >$75M in first three years
- Annualized operating cost savings of ~$3M

Jetsen provides broader market access including Cloud entry

- Leading provider of technology solutions to major media companies in Greater China (CCTV, Alibaba Pictures, etc.)
- Significant investment made in Cloud capabilities

Strategic equity investment strengthens balance sheet

- Jetsen investment of $18.1M strengthens the balance sheet
- Dilution reduces as stock price appreciates before closing

Partnership reaffirms Avid's transformation and growth plans

- Contributes to more stable and clear financial expression
- Expands Avid's presence and accelerates growth of the Cloud-enabled Avid Everywhere platform in Greater China



Q&A